UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2024

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
801 East 86th Avenue Merrillville, Indiana		46410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2024, NiSource Inc. (the “Company”) filed a Certificate of Elimination to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to eliminate from the Amended and Restated Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to its 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock (the “Series B Preferred Stock”) and the Certificate of Designations with respect to its Series B-1 Preferred Stock (the “Series B-1 Preferred Stock”). As previously disclosed, all outstanding shares of the Series B Preferred Stock and the Series B-1 Preferred Stock were redeemed on March 15, 2024 for a redemption price of $25,000 per share for the Series B Preferred Stock (the “Series B Redemption Price”) and $0.01 per share for the Series B-1 Preferred Stock (the “Series B-1 Redemption Price”). Following the redemptions, dividends ceased to accrue on the shares of Series B Preferred Stock, shares of the Series B Preferred Stock and Series B-1 Preferred Stock are no longer deemed outstanding and all rights of the holders of such shares of Series B Preferred Stock and Series B-1 Preferred Stock terminated, except the right of the holders to receive payment of the Series B Redemption Price or the Series B-1 Redemption Price, as applicable, without interest. A copy of the Certificate of Elimination relating to the Series B Preferred Stock and the Series B-1 Preferred Stock is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Certificate of Elimination of the Company with respect to the Series B Preferred Stock and the Series B-1 Preferred Stock, dated March 18, 2024, issued by NiSource Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

Date: March 18, 2024	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer